UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2022

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5011 Gate Parkway

Building 100, Suite 100

Jacksonville, FL 32256

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2022, SG Blocks, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders re-elected Paul M. Galvin, Yaniv Blumenfeld, Christopher Melton, Joseph Safina and David Villareal as directors, each to serve until the next Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 14, 2022, at the Annual Meeting, the Company’s stockholders voted on the following four (4) proposals and votes were cast as described below. These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1, 2, 3 and 4 as set forth in the Definitive Proxy Statement are as follows:

The voting results at the Annual Meeting for each proposal were as follows:

Proposal No. 1 — Election of Directors

The following five (5) individuals were re-elected as directors, each to serve a until the next Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified with the following votes:

	For	Withheld	Broker Non-Votes
Paul M. Galvin	2,521,594	154,377	2,853,055
Yaniv Blumenfeld	1,776,068	899,903	2,853,055
Christopher Melton	1,828,150	847,821	2,853,055
Joseph Safina	1,621,163	1,054,808	2,853,055
David Villarreal	1,825,329	850,642	2,853,055

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm (Whitley Penn LLP)

The stockholders ratified and approved the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the year

For	Against	Abstain	Broker Non-Votes
5,153,552	309,796	65,678	N/A

Proposal No. 3 — Amendment to the SG Blocks, Inc. Stock Incentive Plan

The stockholders did not approve the Amendment to the Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
941,166	1,705,003	29,802	2,853,055

Proposal No. 4 — Advisory Approval of Executive Compensation

The stockholders did not approve the advisory approval of executive compensation.

For	Against	Abstain	Broker Non-Votes
1,316,309	1,304,019	55,643	2,853,055

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SG Blocks, Inc.

Dated: October 18, 2022	By:	/s/ Paul Galvin
		Name:	Paul Galvin
		Title:	Chairman and Chief Executive Officer

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